Definite-Life Intangible Assets	6 Months Ended
Jun. 30, 2015
Definite Life Intangible Assets [Abstract]
DEFINITE-LIFE INTANGIBLE ASSETS

NOTE 3 — DEFINITE-LIFE INTANGIBLE ASSETS

At June 30, 2015, December 31, 2014 and December 31, 2013, definite-life intangible assets, net of accumulated amortization, consist of patents on the Company’s products and processes of $164,046, $186,414 and $231,615, respectively. The patents are recorded at cost and amortized over twenty years from the date of application. Amortization expense for the six months ended June 30, 2015 and 2014 was $7,973 and $13,742 (unaudited), respectively, and for the years ended December 31, 2014 and 2013 was $18,981 and $38,297, respectively. Expected future amortization expense for the years ended are as follows:

Year ending June 30,
2016	$15,964
2017	15,985
2018	15,985
2019	15,985
2020	16,029
Thereafter	84,098
$164,046